Exhibit 99.1

News Release

Air Products and Chemicals, Inc.

7201 Hamilton Boulevard, Allentown, PA 18195-1501

www.airproducts.com

Air Products Announces Pricing of $3.8 Billion and €1.0 Billion Debt Offerings

LEHIGH VALLEY, PA (April 28, 2020) – Air Products (NYSE:APD) today announced the pricing of its registered offerings of $3.8 billion aggregate principal amount of U.S. dollar-denominated fixed-rate notes and €1.0 billion aggregate principal amount of euro-denominated fixed-rate notes. The notes from the offerings consist of the following tranches:

U.S. Dollar-Denominated Offering	Euro-Denominated Offering
• $550 million of 1.500% Notes due 2025 • $650 million of 1.850% Notes due 2027 • $900 million of 2.050% Notes due 2030 • $750 million of 2.700% Notes due 2040 • $950 million of 2.800% Notes due 2050	• €500 million of 0.500% Notes due 2028 • €500 million of 0.800% Notes due 2032

Air Products intends to use the net proceeds from the notes offerings to repay upcoming debt maturities and for general corporate purposes, including financing a planned equity investment of approximately $2.5 billion in the joint venture that will acquire the gasification, power and industrial gas assets at Jazan Economic City, Saudi Arabia, and other investments in industrial gas projects. Air Products intends to use a portion of the net proceeds from the euro-denominated notes offering to repay €300 million aggregate principal amount of its 2.000% Notes due 2020, which mature on August 7, 2020, and €350 million aggregate principal amount of its 0.375% Notes due 2021, which mature on June 1, 2021, and may use a portion of the net proceeds from the U.S. dollar-denominated notes offering to repay up to $400 million aggregate principal amount of its 3.000% Notes due 2021, which mature on November 3, 2021.

The U.S. dollar-denominated offering priced on April 27, 2020 and is expected to close on April 30, 2020 and the euro-denominated offering priced on April 28, 2020 and is expected to close on May 5, 2020, subject in each case to the satisfaction of customary closing conditions.

This press release is neither an offer to sell nor the solicitation of an offer to buy any securities. In addition, there shall not be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The notes offerings will be made only by means of prospectus supplements and an accompanying prospectus filed as part of an effective shelf registration statement previously filed with the U.S. Securities and Exchange Commission.

Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC are serving as joint-book running managers for the U.S. dollar-denominated notes offering. BNP Paribas, Citigroup Global Markets Limited, Deutsche Bank AG, London Branch and Merrill Lynch International are serving as joint-book running managers for the euro-denominated notes offering. Copies of the prospectus supplement and the accompanying prospectus relating to the U.S. dollar-denominated notes offering may be obtained by calling Barclays Capital Inc. toll-free at 1-888-603-5847, BofA Securities, Inc. toll-free at 1-800-294-1322, Citigroup Global Markets Inc. toll-free at 1-800-831-9146 and J.P. Morgan Securities LLC collect at 1-212-834-

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4533, and copies of the prospectus supplement and the accompanying prospectus relating to the euro-denominated notes offering may be obtained by calling BNP Paribas toll-free at 1-800-854-5674, Citigroup Global Markets Limited toll-free at 1-800-831-9146, Deutsche Bank AG, London Branch toll-free at 1-800-503-4611 and Merrill Lynch International toll-free at 1-800-294-1322.

About Air Products

Air Products is a world-leading industrial gases company in operation for nearly 80 years. Focused on serving energy, environment and emerging markets, the Company provides essential industrial gases, related equipment and applications expertise to customers in dozens of industries, including refining, chemical, metals, electronics, manufacturing, and food and beverage. Air Products is also the global leader in the supply of liquefied natural gas process technology and equipment. The Company develops, engineers, builds, owns and operates some of the world’s largest industrial gas projects, including gasification projects that sustainably convert abundant natural resources into syngas for the production of high-value power, fuels and chemicals.

The Company had fiscal 2019 sales of $8.9 billion from operations in 50 countries and has a current market capitalization of about $50 billion. More than 17,000 passionate, talented and committed employees from diverse backgrounds are driven by Air Products’ higher purpose to create innovative solutions that benefit the environment, enhance sustainability and address the challenges facing customers, communities, and the world.

Media Inquiries:

Katie McDonald, tel: (610) 481-3673; email: mcdonace@airproducts.com.

Investor Inquiries:

Simon Moore, tel: (610) 481-7461; email: mooresr@airproducts.com.

Cautionary Note Regarding Forward-Looking Statements: This release contains “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding expectations with respect to each of the notes offerings. These forward-looking statements are based on management’s expectations and assumptions as of the date of this release and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including, without limitation: the duration and impacts of the novel coronavirus (“COVID-19”) global pandemic and efforts to contain its transmission, including the effect of these factors on our business, our customers, economic conditions and markets generally; changes in global or regional economic conditions, supply and demand dynamics in market segments we serve, or in the financial markets that may affect the availability and terms on which we may obtain financing; risks associated with having extensive international operations, including political risks, risks associated with unanticipated government actions and risks of investing in developing markets; project delays, contract terminations or customer cancellations or postponement of projects and sales; future financial and operating performance of major customers and joint venture partners; our ability to develop, implement, and operate new technologies, or to execute the projects in our backlog; our ability to develop and operate large scale and technically complex projects, including gasification projects; tariffs, economic sanctions and regulatory activities in jurisdictions

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in which we and our affiliates and joint ventures operate; the impact of environmental, tax or other legislation, as well as regulations affecting our business and related compliance requirements, including legislation or regulations related to global climate change; changes in tax rates and other changes in tax law; the timing, impact, and other uncertainties relating to acquisitions and divestitures, including our ability to integrate acquisitions and separate divested businesses, respectively; risks relating to cybersecurity incidents, including risks from the interruption, failure or compromise of our information systems; catastrophic events, such as natural disasters, acts of war, or terrorism; the impact on our business and customers of price fluctuations in oil and natural gas and disruptions in markets and the economy due to oil and natural gas price volatility; costs and outcomes of legal or regulatory proceedings and investigations; asset impairments due to economic conditions or specific events; significant fluctuations in interest rates and foreign currency exchange rates from those currently anticipated; damage to facilities, pipelines or delivery systems, including those we own or operate for third parties; availability and cost of raw materials; the success of productivity and operational improvement programs; and other risk factors described in the Company’s Annual Report on Form 10-K for its fiscal year ended September 30, 2019 and Quarterly Report on Form 10-Q for the period ended March 31, 2020. Except as required by law, the Company disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs, or expectations or any change in events, conditions, or circumstances upon which any such forward-looking statements are based.

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